UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 8, 2008
Date of Report (Date of earliest event reported)
GOODRICH PETROLEUM CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12719 (Commission File Number)	76-0466193 (IRS Employer Identification Number)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)
(713) 780-9494
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Underwriting Agreement
     On July 8, 2008, Goodrich Petroleum Corporation (the “Company”) entered into an underwriting agreement among the Company and J.P. Morgan Securities Inc., as lead manager and representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company sold 3,000,000 shares of its common stock, par value $0.20 per share (the “Common Stock”), at a price to the public of $64.00 per share, in a firm commitment underwritten offering pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-151352) (the “Registration Statement”), as amended and supplemented by the prospectus supplement dated July 8, 2008. The prospectus supplement and accompanying prospectus have been filed with the Securities and Exchange Commission.
     The underwriting agreement also provided for a 30-day option for the Underwriters to purchase up to 450,000 shares of Common Stock solely to cover over-allotments. On July 10, 2008, the Underwriters exercised this option to purchase an additional 121,300 shares of Common Stock.
     The sale of the aggregate 3,121,300 shares of Common Stock to the Underwriters pursuant to the underwriting agreement was consummated on July 14, 2008. Net proceeds to the Company were approximately $192 million, after deducting the Underwriters’ discount and offering expenses.
     A copy of the underwriting agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein. This report also incorporates by reference the underwriting agreement into Registration Statement.

Item 8.01	Other Events.
     This Current Report on Form 8-K is being filed to incorporate by reference an exhibit into the Registration Statement in connection with the Company’s issuance of shares of Common Stock pursuant to the underwriting agreement described above under Item 1.01. For additional information about the Common Stock and the offering thereof, see the prospectus supplement, dated July 8, 2008, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) on July 9, 2008.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 8, 2008, among Goodrich Petroleum Corporation, J.P. Morgan Securities Inc. and the other underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: July 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 8, 2008, among Goodrich Petroleum Corporation, J.P. Morgan Securities Inc. and the other underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.